                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): APRIL 19, 2004



                         NORTH FORK BANCORPORATION, INC.

               (Exact Name of Registrant as Specified in Charter)



        DELAWARE                   1-10458                   36-3154608
        --------                   -------                   ----------
    (STATE OR OTHER           (COMMISSION FILE            (I.R.S. EMPLOYER
      JURISDICTION                 NUMBER)              IDENTIFICATION NO.)
   OF INCORPORATION)



                  275 Broadhollow Road Melville, New York 11747
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       (Registrant's Telephone Number, Including Area Code) (631) 844-1004
                                                            --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not Applicable.

      (b)   Pro Forma Financial Information.

            Not Applicable.

      (c)   Exhibits.

Exhibit
Number      Description
------      -----------
99.1        The Trust Company of New Jersey Current Report on Form 8-K filed on
            April 22, 2004.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: April 22, 2004

                              NORTH FORK BANCORPORATION, INC.


                              By:   /s/  Daniel M. Healy
                                  -----------------------------------------
                                  Name:  Daniel M. Healy
                                  Title: Executive Vice President and Chief
                                         Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------
99.1        The Trust Company of New Jersey Current Report on Form 8-K filed on
            April 22, 2004.